Exhibit 99.1

N E W S R E L E A SE

For Immediate Release	One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:

Media Relations	Investor Relations
Alice S. Ericson, 860-403-5946	Naomi Baline Kleinman, 860-403-7100
alice.ericson@phoenixwm.com	pnx.ir@phoenixwm.com

John H. Forsgren Elected Phoenix Chairman; Thomas S. Johnson Retires

Hartford, Conn., July 12, 2013 – The Phoenix Companies, Inc. (NYSE:PNX) today announced the election of John H. Forsgren, 66, as chairman of its Board of Directors. Mr. Forsgren brings significant financial expertise to this leadership role, previously serving as chief financial officer of a public company and in financial functions for an array of businesses. He succeeds Thomas S. Johnson, 72, who retired as chairman and director in keeping with the Board’s retirement guidelines.

“As a director, John has been a tremendous asset to the company,” said James D. Wehr, president and chief executive officer. “We welcome his expanded leadership role as we continue to focus on profitable growth and building shareholder value.”

Mr. Wehr added, "In 2009, Tom was chosen by his peers to serve as the Board's first-ever non-executive chairman. He led the Board through a series of important events and gave the company the benefit of his wisdom and integrity. We are grateful for his leadership during a particularly challenging time.”

Mr. Forsgren joined the Phoenix Board of Directors in 2005. Most recently he chaired the Finance Committee and was a member of the Executive and Audit Committees. He was formerly vice chairman, executive vice president and chief financial officer of Northeast Utilities and previously held senior financial positions at The Walt Disney Company. He is a director of Trident Resources Corp., Port Townsend Paper Co., and Duke Energy Corporation.

Mr. Johnson joined the Board in 2000, was elected chairman in 2009 and previously was chairman of the Compensation Committee. He is the retired chairman and chief executive officer of GreenPoint Financial Corporation and was previously president and director of Manufacturers Hanover Trust Company and Manufacturers Hanover Corp. He is a director of R.R. Donnelley & Sons Company, Inc. and Alleghany Corporation.

ABOUT PHOENIX

Headquartered in Hartford, Connecticut, The Phoenix Companies, Inc. (NYSE:PNX) is a boutique life insurance and annuity company serving customers’ retirement and protection needs through select independent distributors. For more information, visit www.phoenixwm.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.